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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 13, 1999, except for Note 12, which is as of September 30, 1999, relating to the consolidated financial statements of Calico Commerce, Inc., which appears in Calico Commerce Inc.'s Registration Statement on Form S-1 (No. 333-82907).




/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
San Jose, California
February 9, 2000